EXHIBIT 99.1
Annual contract value grows 21 percent as profitability improves in Q1 2022
•Total revenue grows 20 percent to $376 million
•Gross margin improves to 77 percent
CAMBRIDGE, Mass. — April 28, 2022 — Pegasystems Inc. (NASDAQ: PEGA), the software company that crushes business complexity, released its financial results for the first quarter of 2022.
"Pega’s low-code platform for AI-powered decisioning and workflow automation continues to be chosen by the most demanding enterprises,” said Alan Trefler, founder and CEO, Pegasystems. “Our scalable architecture helps the world’s leading organizations work smarter, unify experiences, and adapt instantly – so they’re always ready for whatever is coming.”
"As we get closer to the completion of the subscription transition, we are placing a greater emphasis on managing growth and profitability to become a Rule of 40 company,” said Ken Stillwell, COO and CFO, Pegasystems. “This is more important than ever given the current economic environment, and I’m pleased to see the progress our team is making in maintaining our ACV growth rate while improving margins.”
Financial and performance metrics (1)

(Dollars in thousands, except per share amounts)	Three Months Ended March 31,
	2022	2021	Change
Total revenue	$376,307	$313,499	20%
Net (loss) - GAAP	$(379)	$(6,617)	94%
Net income - non-GAAP	$50,174	$23,642	112%
Diluted (loss) per share - GAAP	$0.00	$(0.08)	100%
Diluted earnings per share - non-GAAP	$0.59	$0.27	119%

	Three Months Ended March 31,		Change
(Dollars in thousands)	2022	2021
Pega Cloud	$90,317	$67,858	$22,459	33%
Maintenance	79,716	75,561	4,155	5%
Subscription services	170,033	143,419	26,614	19%
Subscription license	137,533	111,509	26,024	23%
Subscription	307,566	254,928	52,638	21%
Perpetual license	7,440	5,452	1,988	36%
Consulting	61,301	53,119	8,182	15%
Total revenue	$376,307	$313,499	$62,808	20%

(1) See the Schedules at the end of this release for additional information, including a reconciliation of our non-GAAP and GAAP measures.

Foreign currency exchange rate changes were a 1% to 2% headwind to ACV growth since March 31, 2021.
Quarterly conference call
A conference call and audio-only webcast will be conducted at 5:00 p.m. EDT on April 28, 2022. Members of the public and investors are invited to join the call and participate in the question and answer session by dialing 1-844-825-9789 (domestic), 1-412-317-5180 (international), or via webcast (https://viavid.webcasts.com/starthere.jsp?ei=1542115&tp_key=f6987abb7b) by logging onto www.pega.com at least five minutes prior to the event's broadcast and clicking on the webcast icon in the Investors section.

Discussion of non-GAAP financial measures
We believe that non-GAAP financial measures help investors understand our core operating results and prospects, consistent with how management measures and forecasts our performance without the effect of often one-time charges and other items outside our normal operations. The supplementary non-GAAP financial measures are not meant to be superior to or a substitute for financial measures prepared under U.S. GAAP.
A reconciliation of our non-GAAP and GAAP measures is at the end of this release.
Forward-looking statements
Certain statements in this press release may be "forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995.
Words such as expects, anticipates, intends, plans, believes, will, could, should, estimates, may, targets, strategies, projects, forecasts, guidance, likely, and usually, or variations of such words and other similar expressions identify forward-looking statements, which are based on current expectations and assumptions.
Forward-looking statements deal with future events and are subject to risks and uncertainties that are difficult to predict, including, but not limited to:
•our future financial performance and business plans;
•the adequacy of our liquidity and capital resources;
•the continued payment of our quarterly dividends;
•the timing of revenue recognition;
•management of our transition to a more subscription-based business model;
•variation in demand for our products and services, including among clients in the public sector;
•reliance on key personnel;
•global economic and political conditions and uncertainty, including continued impacts from the ongoing COVID-19 pandemic and the war in Ukraine;
•reliance on third-party service providers, including hosting providers;
•compliance with our debt obligations and covenants;
•the potential impact of our convertible senior notes and Capped Call Transactions;
•foreign currency exchange rates;
•the potential legal and financial liabilities and damage to our reputation due to cyber-attacks;
•security breaches and security flaws;
•our ability to protect our intellectual property rights, costs associated with defending such rights, as well as intellectual property rights claims and other related claims by third parties;
•our client retention rate; and
•management of our growth.
These risks and others that may cause actual results to differ materially from those expressed in such forward-looking statements are described further in Part I of our Annual Report on Form 10-K for the year ended December 31, 2021, Part II of our Quarterly Report on Form 10-Q for the quarter ended March 31, 2022, and other filings we make with the U.S. Securities and Exchange Commission (“SEC”).
Except as required by applicable law, we do not undertake and expressly disclaim any obligation to update or revise these forward-looking statements publicly, whether due to new information, future events, or otherwise.
The forward-looking statements in this press release represent our views as of April 28, 2022.

About Pegasystems
Pega delivers innovative software that crushes business complexity. From maximizing customer lifetime value to streamlining service to boosting efficiency, we help the world’s leading brands solve problems fast and transform for tomorrow. Pega clients make better decisions and get work done with real-time AI and intelligent automation. And, since 1983, we’ve built our scalable architecture and low-code platform to stay ahead of rapid change. Our solutions save people time, so our clients’ employees and customers can get back to what matters most. For more information on Pegasystems (NASDAQ: PEGA) visit www.pega.com.
Press contact:
Lisa Pintchman
Pegasystems Inc.
lisapintchman.rogers@pega.com
617-866-6022
Twitter: @pega
Investor contact:
Garo Toomajanian
ICR for Pegasystems Inc.
pegainvestorrelations@pega.com
617-866-6077
All trademarks are the property of their respective owners.

PEGASYSTEMS INC.
UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share amounts)

	Three Months Ended March 31,
	2022	2021
Revenue
Subscription services	$170,033	$143,419
Subscription license	137,533	111,509
Perpetual license	7,440	5,452
Consulting	61,301	53,119
Total revenue	376,307	313,499
Cost of revenue
Subscription services	32,030	28,343
Subscription license	622	620
Perpetual license	34	30
Consulting	55,511	53,454
Total cost of revenue	88,197	82,447
Gross profit	288,110	231,052
Operating expenses
Selling and marketing	162,236	148,739
Research and development	71,490	62,442
General and administrative	35,764	18,270
Total operating expenses	269,490	229,451
Income from operations	18,620	1,601
Foreign currency transaction gain (loss)	2,876	(5,098)
Interest income	207	153
Interest expense	(1,946)	(1,880)
(Loss) on capped call transactions	(30,560)	(19,117)
Other income, net	2,741	106
(Loss) before (benefit from) income taxes	(8,062)	(24,235)
(Benefit from) income taxes	(7,683)	(17,618)
Net (loss)	$(379)	$(6,617)
(Loss) per share
Basic	$—	$(0.08)
Diluted	$—	$(0.08)
Weighted-average number of common shares outstanding
Basic	81,680	81,004
Diluted	81,680	81,004

PEGASYSTEMS INC.
UNAUDITED RECONCILIATION OF SELECTED GAAP MEASURES TO NON-GAAP MEASURES (1)
(in thousands, except percentages and per share amounts)

	Three Months Ended March 31,
	2022	2021	Change
Net (loss) - GAAP	$(379)	$(6,617)	94%
Stock-based compensation (2)	28,227	30,100
Capped call transactions	30,560	19,117
Litigation	17,368	1,960
Convertible senior notes	719	673
Headquarters lease	—	(3,417)
Amortization of intangible assets	972	1,002
Foreign currency transaction (gain) loss	(2,876)	5,098
Other	(2,582)	12
Income tax effects (3)	(21,835)	(24,286)
Net income - non-GAAP	$50,174	$23,642	112%

Diluted (loss) per share - GAAP	$0.00	$(0.08)	100%
non-GAAP adjustments	0.59	0.35
Diluted earnings per share - non-GAAP	$0.59	$0.27	119%

Diluted weighted-average number of common shares outstanding - GAAP	81,680	81,004	1%
non-GAAP Adjustments	2,743	5,129
Diluted weighted-average number of common shares outstanding - non-GAAP	84,423	86,133	(2)%

(1) Our non-GAAP financial measures reflect the following adjustments:
•Stock-based compensation: We have excluded stock-based compensation from our non-GAAP operating expenses and profitability measures. Although stock-based compensation is a key incentive offered to our employees, and we believe such compensation contributed to our revenues recognized during the periods presented and is expected to contribute to our future revenues, we continue to evaluate our business performance excluding stock-based compensation.
•Capped call transactions: We have excluded gains and losses related to our capped call transactions held at fair value under U.S. GAAP. The capped call transactions are expected to reduce common stock dilution and/or offset any potential cash payments we must make, other than for principal and interest, upon conversion of the Notes. We believe excluding these amounts from our non-GAAP financial measures is useful to investors as the types of events giving rise to them are not representative of our core business operations and ongoing operating performance. In addition, we reflect the effect of the capped call transactions on the weighted-average number of common shares outstanding in our non-GAAP financial measures as we believe it provides investors with useful information when evaluating our financial performance on a per-share basis.
•Litigation: Includes legal fees and related expenses arising from proceedings outside of the ordinary course of business. We believe excluding these expenses from our non-GAAP financial measures is useful to investors as the disputes giving rise to them are not representative of our core business operations and ongoing operating performance.
•Convertible senior notes: In February 2020, we issued convertible senior notes with an aggregate principal amount of $600 million, due March 1, 2025, in a private placement. We believe excluding the amortization of debt discounts and issuance costs provides a useful comparison of our operational performance in different periods.
•Headquarters lease: In February 2021, we agreed to accelerate our exit from our then Cambridge, Massachusetts headquarters to October 1, 2021, in exchange for a one-time payment from our landlord of $18 million, which was received in October 2021. We believe excluding the impact from our non-GAAP financial measures is useful to investors as the modified lease, including the $18 million payment, is not representative of our core business operations and ongoing operating performance.
•Amortization of intangible assets: We have excluded the amortization of intangible assets from our non-GAAP operating expenses and profitability measures. Amortization of intangible assets fluctuates in amount and frequency and is significantly affected by the timing and size of acquisitions. Investors should note that intangible assets contributed to our revenues recognized during the periods presented and are expected to contribute to future revenues. Amortization of intangible assets is likely to recur in future periods.
•Foreign currency transaction (gain) loss: We have excluded foreign currency transaction gains and losses from our non-GAAP profitability measures. Foreign currency transaction gains and losses fluctuate in amount and frequency and are significantly affected by foreign exchange market rates. Foreign currency transaction gains and losses are likely to recur in future periods.

•Other: We have excluded gains and losses from our venture investments and incremental expenses incurred integrating acquisitions and evaluating potential acquisitions. In addition, incremental fees were incurred in the three months ended March 31, 2021 due to the cancellation of in-person sales and marketing events due to the COVID-19 pandemic. We believe excluding these amounts from our non-GAAP financial measures is useful to investors as the types of events giving rise to them are not representative of our core business operations and ongoing operating performance.
(2) Stock-based compensation:

	Three Months Ended March 31,
(in thousands)	2022	2021
Cost of revenue	$6,378	$5,925
Selling and marketing	10,958	13,720
Research and development	7,346	6,770
General and administrative	3,545	3,685
	$28,227	$30,100
Income tax benefit	$(5,311)	$(5,991)
(3) Effective income tax rates:

	Three Months Ended March 31,
	2022	2021
GAAP	95%	73%
non-GAAP	22%	22%
Our GAAP effective income tax rate is subject to significant fluctuations due to several factors, including excess tax benefits generated by our stock-based compensation plans, gains and losses on our capped call transactions, tax credits for stock-based compensation awards to research and development employees, and unfavorable foreign stock-based compensation adjustments. We determine our non-GAAP income tax rate using applicable rates in taxing jurisdictions and assessing certain factors, including our historical and forecasted earnings by jurisdiction, discrete items, and our ability to realize tax assets. We believe it is beneficial for our management to review our non-GAAP results consistent with our annual plan's effective income tax rate as established at the beginning of each year, given tax rate volatility.

PEGASYSTEMS INC.
UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands)

	March 31, 2022	December 31, 2021
Assets
Current assets:
Cash and cash equivalents	$132,771	$159,965
Marketable securities	199,401	202,814
Total cash, cash equivalents, and marketable securities	332,172	362,779
Accounts receivable	171,181	182,717
Unbilled receivables	226,052	226,714
Other current assets	74,408	68,008
Total current assets	803,813	840,218
Unbilled receivables	135,975	129,789
Goodwill	82,031	81,923
Other long-term assets	516,661	541,601
Total assets	$1,538,480	$1,593,531
Liabilities and stockholders’ equity
Current liabilities:
Accounts payable	$18,628	$15,281
Accrued expenses	63,401	63,890
Accrued compensation and related expenses	54,804	120,946
Deferred revenue	290,873	275,844
Other current liabilities	7,309	9,443
Total current liabilities	435,015	485,404
Convertible senior notes, net	591,440	590,722
Operating lease liabilities	90,699	87,818
Other long-term liabilities	14,658	13,499
Total liabilities	1,131,812	1,177,443
Total stockholders’ equity	406,668	416,088
Total liabilities and stockholders’ equity	$1,538,480	$1,593,531

PEGASYSTEMS INC.
UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)

	Three Months Ended March 31,
	2022	2021
Net (loss)	$(379)	$(6,617)
Adjustments to reconcile net (loss) to cash provided by operating activities
Non-cash items	70,827	62,621
Change in operating assets and liabilities, net	(55,332)	(34,354)
Cash provided by operating activities	15,116	21,650
Cash (used in) provided by investing activities	(6,082)	15,489
Cash (used in) financing activities	(35,918)	(34,794)
Effect of exchange rate changes on cash and cash equivalents	(310)	(1,536)
Net (decrease) increase in cash and cash equivalents	(27,194)	809
Cash and cash equivalents, beginning of period	159,965	171,899
Cash and cash equivalents, end of period	$132,771	$172,708

PEGASYSTEMS INC.
ANNUAL CONTRACT VALUE
(in thousands, except percentages)

Annual contract value (“ACV”) - ACV represents the annualized value of our active contracts as of the measurement date. The contract's total value is divided by its duration in years to calculate ACV for subscription license and Pega Cloud contracts. Maintenance revenue for the quarter then ended is multiplied by four to calculate ACV for maintenance. ACV is a performance measure that we believe provides useful information to our management and investors, particularly during our subscription transition.

	March 31, 2022	March 31, 2021	Change
Pega Cloud	$401,753	$282,389	$119,364	42%
Maintenance	318,864	302,244	16,620	5%
Subscription services	720,617	584,633	135,984	23%
Subscription license	313,200	267,931	45,269	17%
	$1,033,817	$852,564	$181,253	21%

PEGASYSTEMS INC.
BACKLOG
(in thousands, except percentages)

Remaining performance obligations (“Backlog”) - Expected future revenue from existing non-cancellable contracts:
As of March 31, 2022:

	Subscription services		Subscription license	Perpetual license	Consulting	Total
	Maintenance	Pega Cloud
1 year or less	$228,984	$329,857	$47,428	$7,281	$40,661	$654,211	55%
1-2 years	63,870	208,875	16,111	4,505	10,955	304,316	26%
2-3 years	33,617	106,156	2,422	2,252	3,876	148,323	13%
Greater than 3 years	22,611	44,596	1,758	—	522	69,487	6%
	$349,082	$689,484	$67,719	$14,038	$56,014	$1,176,337	100%
% of Total	29%	59%	6%	1%	5%	100%
Change since March 31, 2021
	$26,445	$125,168	$9,388	$3,760	$31,766	$196,527
	8%	22%	16%	37%	131%	20%
As of March 31, 2021:

	Subscription services		Subscription license	Perpetual license	Consulting	Total
	Maintenance	Pega Cloud
1 year or less	$220,100	$252,104	$41,025	$9,649	$21,068	$543,946	55%
1-2 years	52,366	187,456	9,874	629	914	251,239	26%
2-3 years	33,337	91,861	7,055	—	1,756	134,009	14%
Greater than 3 years	16,834	32,895	377	—	510	50,616	5%
	$322,637	$564,316	$58,331	$10,278	$24,248	$979,810	100%
% of Total	33%	58%	6%	1%	2%	100%